(logo)
American
    Express(R)
  Partners Funds

AXP(R) Partners
         Fundamental
                  Value
             Fund

2002 SEMIANNUAL REPORT

AXP Partners Fundamental Value Fund seeks to provide shareholders with long-term capital growth.

(logo)
AMERICAN
  EXPRESS(R)

Table of Contents

From the Chairman                                                   2

Economic and Market Update                                          4

Fund Snapshot                                                       6

Questions & Answers
   with Portfolio Management                                        7

Investments in Securities                                          11

Financial Statements                                               13

Notes to Financial Statements                                      16

Results of Meeting of Shareholders                                 24

From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

As we begin a new year, the proposed Bush economic stimulus package and potential conflicts around the globe are capturing headlines. While we don't know exactly what the future will bring for investors, we do know the past three years have been extremely difficult. Negative investment returns persisted in 2002 and the investing public also had their confidence in the integrity of corporations shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. Many investors have come to a new understanding of their own degree of risk tolerance after three years of down markets. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.

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2   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT
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From the Chairman

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas. We believe governance of the American Express(R) Funds is consistent with the standards imposed by Sarbanes-Oxley.

The American Express Funds Board is an independent body comprised of 10 members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee. I am proud of our board members who come from across the United States and bring strong, diverse skills to the assignment of looking out for the interest of the Funds' shareholders. In 2002, we saw solid evidence of progress in several areas including, importantly, investment performance.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on Nov. 13, 2002, and most will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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3   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT
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Economic and Market Update
                  FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.

KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain a significant allocation to equities.

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4   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT

Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT
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Fund Snapshot
         AS OF NOV. 30, 2002

PORTFOLIO MANAGER

Davis Advisors

Portfolio manager                         Chris Davis
Tenure/since                                     6/01
Years in industry                                  13

Portfolio manager                        Ken Feinberg
Tenure/since                                     6/01
Years in industry                                   8

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 6/18/01        B: 6/18/01        C: 6/18/01       Y: 6/18/01

Ticker symbols
A: AFVAX          B: AFVBX          C: AFVCX         Y: --

Total net assets                       $285.1 million

Number of holdings                   approximately 60

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
X                          LARGE
                           MEDIUM SIZE
                           SMALL

TOP FIVE SECTORS

Percentage of portfolio assets

Insurance                                          15.9%
Banks and savings & loans                          11.5
Financial services                                 10.2
Beverages & tobacco                                 7.7
Multi-industry conglomerates                        6.8

TOP TEN HOLDINGS

Percentage of portfolio assets

Philip Morris                                       6.0%
American Intl Group                                 5.2
Citigroup                                           4.5
Wells Fargo                                         4.2
Tyco Intl                                           4.0
Household Intl                                      3.4
Berkshire Hathaway CI B                             3.2
Golden West Financial                               3.1
Bank One                                            2.9
Costco Wholesale                                    2.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

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6   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT

Questions & Answers
              WITH PORTFOLIO MANAGEMENT

About the Fund

The Fund invests in quality, overlooked securities at value prices to hold for the long-term in order to provide shareholders with growth of capital.

From Davis Advisors

Davis Advisors is a family-owned investment firm founded in 1969. The firm currently manages over $35 billion, and specializes in managing large-cap value equity portfolios. The Davis investment discipline focuses on investing in undervalued large-cap companies with strong potential for long-term earnings growth. The firm seeks to buy high quality, well-managed companies at value prices in accordance with a rigorous price discipline, and hold for the long-term.

Q:   How did the portfolio perform  over the six-month period ended
     Nov. 30, 2002?

A: The Fund's Class A shares returned -11.69%, excluding sales charges. The Fund outperformed the Lipper Large-Cap Value Funds Index, returning -13.68% and the Russell 1000(R) Value Index, returning -12.58% for the same period. By comparison, the S&P 500 Index returned -11.49%.

(bar graph)

               PERFORMANCE COMPARISON
    For the six-month period ended Nov. 30, 2002

0%

-3%

-6%

-9%
         (bar 1)  (bar 2)           (bar 4)
-12%     -11.69%  -11.49%  (bar 3)  -12.58%
                           -13.68%
-15%

(bar 1) AXP Partners Fundamental Value Fund Class A (excluding sales charge)

(bar 2) Standard & Poor's 500 Index Index(1)

(bar 3) The Lipper Large Cap Value Funds Index(2)

(bar 4) The Russell 1000(R) Value Index(3)

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large Cap Value Funds, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

(3) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of the large capitalization value portion of the Russell 1000(R) Index. The Russell 1000(R) Value index consists of companies with lower price-to-book ratios and lower forecasted growth values.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT
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Questions & Answers

(begin callout quote)> In our experience, the key to generating competitive long-term results, especially in a sideways market, is stock selection and a disciplined approach to research. (end callout quote)

Q: What factors most significantly impacted performance for the period?

A: The U.S. stock market, as measured by the S&P 500 Index, experienced a decline during the last six months. A number of factors contributed to this decline, including corporate scandals, mixed economic data, fears of terrorism and the possibility of war with Iraq. The stock market clearly reflects this backdrop of uncertainty, with fear apparently replacing greed as a dominant factor in pricing securities. However, a weakening U.S. dollar, increased government spending, continued consumer spending (helped by last year's tax cuts) and the ongoing refinancing boom, as well as the corporate "cleansing" that is taking place, should all be stimulative to the markets and the overall economy.

AVERAGE ANNUAL TOTAL RETURNS

as of Nov. 30, 2002
                           Class A                 Class B                    Class C                 Class Y
(Inception dates)         (6/18/01)               (6/18/01)                  (6/18/01)               (6/18/01)
                      NAV(1)     POP(2)     NAV(1)   After CDSC(3)     NAV(1)   After CDSC(4)   NAV(5)     POP(5)
6 months*            -11.69%    -16.75%    -12.19%     -16.58%        -11.94%     -12.82%      -11.66%    -11.66%
1 year               -13.97%    -18.92%    -14.69%     -18.11%        -14.63%     -14.63%      -13.74%    -13.74%
5 years                 N/A        N/A        N/A         N/A            N/A         N/A          N/A        N/A
10 years                N/A        N/A        N/A         N/A            N/A         N/A          N/A        N/A
Since inception      -12.46%    -15.96%    -13.10%     -15.51%        -12.80%     -12.80%      -12.31%    -12.31%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT
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Questions & Answers

     During the six-month period, we benefited from our adherence to an investment discipline of owning high-quality businesses with staying power and avoiding companies with weak balance sheets, in particular those in the telecommunications and utility sectors. Our performance during the period was primarily attributable to stock selection. Tyco International, United Parcel Service and Microsoft were among our strongest performing positions. Tyco's recent performance reflects the strength of the company's underlying businesses as well as new management's efforts to improve corporate governance. United Parcel Service continues to generate strong cash flow despite the economic slowdown and benefited from recently being added to the S&P 500 Index. Microsoft's performance reflects the resilience of the company's core business as well as strong growth in new products and the rendering of a final judgment in the pending antitrust lawsuit against the company.

     In contrast, Philip Morris and Household International were among the poorest performing securities within the portfolio. Our conviction in Philip Morris remains strong despite slower growth prospects due to higher prices as a result of increased excise taxes at a time when consumers are particularly price sensitive. Philip Morris continues to be the largest tobacco company in the United States with a portfolio of strong brand names. The company generates good cash flow, has a solid stock buyback program and offers a healthy dividend. Household International has been a controversial holding due to the legal and financial ramifications of its lending practices. In addition, rising loan delinquencies related to a weak economy and fears that the company may have difficulty accessing capital markets to raise funds for its lending business have caused the stock price to decline. All of these concerns have been allayed, however, with the recent announcement that HSBC (formerly Hong Kong and Shanghai Banking Corp.) will acquire Household International.

Q:   What changes did you make to the portfolio during the period?

A: We made several notable changes to the Fund. We have strategically trimmed our position in United Parcel Service in order to reallocate the proceeds to holdings whose valuations have become more attractive, such as Bank One and American International Group. In addition, we added Microsoft and Pfizer to the Fund early in the period at less than 18 times owner earnings. All of these actions are consistent with our view that managers should constantly strive to upgrade the quality of their portfolios in bear markets.

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9   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT

Questions & Answers

Q:   How are you positioning the portfolio for the near term?

A: The Fund is positioned primarily in dominant global leaders with strong balance sheets. The remainder of portfolio assets are invested in "out of the spotlight" companies and, to a lesser extent, special situations that are presently controversial but which we view as favorable risk-reward opportunities. We maintain a long-term investment outlook when selecting companies for the Fund, not seeking to optimize the Fund according to any particular short-term market outlook. Accordingly, the Fund is well balanced in the sense that it is not especially offensive or defensive. We strive to provide our clients with an all-weather investment approach by investing in high-quality companies with both staying power and healthy growth potential.

Q:   What is your outlook for this asset class?

A: For the last five years, the U.S. market has traded roughly in the 8,000-12,000 range. Looking ahead, we expect the market averages to continue in this trading range and believe that active managers will be able to outperform the indexes. In our experience, the key to generating competitive long-term results, especially in a sideways market, is stock selection and a disciplined approach to research. We also recognize that even returns in the 7%-to-8% range would, over significant horizons, amount to a tremendous increase in values just by the power of compounding. If the Dow were to compound on average at 7% for the next 30 years, it would experience an increase to over 60,000 or three doubles from current levels.

     Finally, common sense suggests to us that there is less risk purchasing companies' shares now than any time in the last few years, if only because much has been discounted into stock prices. We are convinced that bear markets create price opportunities; we are taking advantage of current conditions to add high-quality businesses to our client portfolios at value prices.

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10   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT

Investments in Securities

AXP Partners Fundamental Value Fund
Nov. 30, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (86.5%)
Issuer                                                Shares         Value(a)

Banks and savings & loans (11.5%)
Bank One                                             210,200       $8,300,798
Golden West Financial                                128,800        8,912,960
Lloyds TSB Group ADR                                 103,300(c)     3,558,685
Wells Fargo                                          261,300       12,074,673
Total                                                              32,847,116

Beverages & tobacco (7.7%)
Diageo ADR                                           118,000(c)     4,935,940
Philip Morris                                        449,900       16,970,228
Total                                                              21,906,168

Building materials & construction (0.9%)
Vulcan Materials                                      65,400        2,468,196

Communications equipment & services (0.5%)
Agere Systems Cl A                                   626,400(b)       864,432
Tellabs                                               77,900(b)       690,973
Total                                                               1,555,405

Computer software & services (3.9%)
BMC Software                                          92,500(b)     1,655,750
Lexmark Intl Cl A                                     84,600(b)     5,595,444
Microsoft                                             66,200(b)     3,819,740
Total                                                              11,070,934

Energy (5.8%)
ConocoPhillips                                       145,458        6,954,347
Devon Energy                                         133,000        6,090,070
EOG Resources                                         92,500        3,586,225
Total                                                              16,630,642

Financial services (10.1%)
Citigroup                                            331,000       12,869,280
Household Intl                                       340,600        9,775,220
Morgan Stanley                                       105,100        4,754,724
Providian Financial                                   28,500(b)       173,280
Stilwell Financial                                    91,100        1,340,992
Total                                                              28,913,496

Food (2.0%)
Hershey Foods                                         46,500        2,994,135
Kraft Foods Cl A                                      71,900        2,700,564
Total                                                               5,694,699

Health care (3.9%)
Lilly (Eli)                                           84,500        5,771,350
Merck & Co                                            30,800        1,829,828
Pfizer                                                57,900        1,826,166
Pharmacia                                             37,900        1,603,170
Total                                                              11,030,514

Insurance (16.0%)
American Intl Group                                  228,500       14,886,775
Aon                                                  149,500        2,726,880
Berkshire Hathaway Cl B                                3,727(b)     8,985,797
Chubb                                                 20,300        1,189,580
Loews                                                 85,700        3,469,136
Markel                                                 1,100(b)       218,900
Principal Financial Group                             46,200(b)     1,339,800
Progressive                                          102,000        5,777,280
Sun Life Financial Services
  of Canada                                           28,200(c)       524,520
Transatlantic Holdings                                80,800        5,607,520
Travelers Property Casualty Cl A                      12,918(b)       206,042
Travelers Property Casualty Cl B                      26,540(b)       424,640
Total                                                              45,356,870

Media (3.3%)
Dun & Bradstreet                                      75,200(b)     2,652,304
Gannett                                               33,900        2,415,375
Moody's                                               71,600        3,151,832
WPP Group ADR                                         31,000(c)     1,290,530
Total                                                               9,510,041

Metals (0.7%)
Martin Marietta Materials                             65,400        2,061,408

Multi-industry conglomerates (6.8%)
3M                                                    20,300        2,635,955
American Standard                                     23,700(b)     1,765,176
Dover                                                113,200        3,531,840
Tyco Intl                                            645,344(c)    11,512,937
Total                                                              19,445,908

Paper & packaging (2.7%)
Sealed Air                                           203,500(b)     7,694,335

See accompanying notes to investments in securities.

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11   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT
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Common stocks (continued)
Issuer                                                Shares         Value(a)

Real estate investment trust (2.2%)
AvalonBay Communities                                  6,000         $237,600
CenterPoint Properties                               107,300        6,135,414
Total                                                               6,373,014

Restaurants & lodging (0.9%)
Marriott Intl Cl A                                    70,200        2,509,650

Retail (5.4%)
Albertson's                                           34,900          814,566
Costco Wholesale                                     248,800(b)     8,036,240
Penney (JC)                                           31,800          754,614
RadioShack                                            94,300        2,239,625
Safeway                                              150,300(b)     3,574,134
Total                                                              15,419,179

Transportation (2.1%)
United Parcel Service Cl B                            95,300        6,038,208

Total common stocks
(Cost: $275,961,430)                                             $246,525,783

Short-term securities (13.4%)
Issuer                     Annualized              Amount            Value(a)
                          yield on date          payable at
                           of purchase            maturity

Commercial paper
ABN Amro Canada
      01-07-03                1.35%              $10,000,000       $9,985,374
Cargill
      12-02-02                1.35                 5,000,000(d)     4,999,438
Morgan Stanley
      01-27-03                1.35                 6,000,000        5,984,562
Societe Generale North America
      02-12-03                1.34                10,000,000        9,967,917
UBS Finance (Delaware)
      12-02-02                1.34                 7,200,000        7,199,196

Total short-term securities
(Cost: $38,144,245)                                               $38,136,487

Total investments in securities
(Cost: $314,105,675)(e)                                          $284,662,270

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing

(c) Foreign security values are stated in U.S. dollars. As of Nov. 30, 2002, the value of foreign securities represented 7.7% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Nov. 30, 2002, the cost of securities for federal income tax purposes was approximately $314,106,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $  7,204,000
     Unrealized depreciation                                      (36,648,000)
                                                                  -----------
     Net unrealized depreciation                                 $(29,444,000)
                                                                 ------------

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12   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Fundamental Value Fund

Nov. 30, 2002 (Unaudited) Assets
Investments in securities, at value (Note 1)*
   (identified cost $314,105,675)                                                                      $284,662,270
Capital shares receivable                                                                                   378,211
Dividends and accrued interest receivable                                                                   321,126
Receivable for investment securities sold                                                                    84,319
                                                                                                             ------
Total assets                                                                                            285,445,926
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                            25,835
Capital shares payable                                                                                       49,035
Payable upon return of securities loaned (Note 5)                                                            96,000
Accrued investment management services fee                                                                   11,278
Accrued distribution fee                                                                                      8,677
Accrued transfer agency fee                                                                                   4,464
Accrued administrative services fee                                                                             927
Other accrued expenses                                                                                      108,799
                                                                                                            -------
Total liabilities                                                                                           305,015
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                     $285,140,911
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    728,162
Additional paid-in capital                                                                              320,154,435
Undistributed net investment income                                                                         137,724
Accumulated net realized gain (loss) (Note 7)                                                            (6,436,005)
Unrealized appreciation (depreciation) on investments                                                   (29,443,405)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                               $285,140,911
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $166,671,487
                                                            Class B                                    $112,259,762
                                                            Class C                                    $  6,195,866
                                                            Class Y                                    $     13,796
Net asset value per share of outstanding capital stock:     Class A shares          42,393,647         $       3.93
                                                            Class B shares          28,833,678         $       3.89
                                                            Class C shares           1,585,394         $       3.91
                                                            Class Y shares               3,503         $       3.94
                                                                                         -----         ------------
*Including securities on loan, at value (Note 5)                                                       $     97,600
                                                                                                       ------------

See accompanying notes to financial statements.


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13   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT

Statement of operations
AXP Partners Fundamental Value Fund

Six months ended Nov. 30, 2002 (Unaudited)
Investment income
Income:
Dividends                                                                   $  2,042,942
Interest                                                                         233,600
     Less foreign taxes withheld                                                 (18,767)
                                                                                 -------
Total income                                                                   2,257,775
                                                                               ---------
Expenses (Note 2):
Investment management services fee                                               949,124
Distribution fee
     Class A                                                                     186,850
     Class B                                                                     504,242
     Class C                                                                      26,097
Transfer agency fee                                                              335,079
Incremental transfer agency fee
     Class A                                                                      21,344
     Class B                                                                      25,009
     Class C                                                                       1,748
Service fee -- Class Y                                                                 7
Administrative services fees and expenses                                         76,760
Compensation of board members                                                      6,505
Custodian fees                                                                    29,520
Printing and postage                                                              27,395
Registration fees                                                                 74,069
Audit fees                                                                         7,250
Other                                                                              7,338
                                                                                   -----
Total expenses                                                                 2,278,337
     Expenses waived/reimbursed by AEFC (Note 2)                                (156,965)
                                                                                --------
                                                                               2,121,372
     Earnings credits on cash balances (Note 2)                                   (1,321)
                                                                                  ------
Total net expenses                                                             2,120,051
                                                                               ---------
Investment income (loss) -- net                                                  137,724
                                                                                 -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                    (4,285,585)
Net change in unrealized appreciation (depreciation) on investments          (27,825,143)
                                                                             -----------
Net gain (loss) on investments                                               (32,110,728)
                                                                             -----------
Net increase (decrease) in net assets resulting from operations             $(31,973,004)
                                                                            ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners Fundamental Value Fund
                                                                                  Nov. 30, 2002      For the period from
                                                                                Six months ended       June 18, 2001*
                                                                                   (Unaudited)         to May 31, 2002
Operations and distributions
Investment income (loss) -- net                                                  $    137,724          $   (193,221)
Net realized gain (loss) on investments                                            (4,285,585)           (2,156,713)
Net change in unrealized appreciation (depreciation) on investments               (27,825,143)           (1,525,075)
                                                                                  -----------            ----------
Net increase (decrease) in net assets resulting from operations                   (31,973,004)           (3,875,009)
                                                                                  -----------            ----------
Distributions to shareholders from:
   Tax return of capital
   Class A                                                                                 --               (37,951)
   Class Y                                                                                 --                    (6)
                                                                                  -----------            ----------
Total distributions                                                                        --               (37,957)
                                                                                  -----------            ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         49,982,680           168,192,060
   Class B shares                                                                  35,867,182           111,942,569
   Class C shares                                                                   2,173,573             5,428,002
   Class Y shares                                                                          --                 6,898
Reinvestment of distributions at net asset value
   Class A shares                                                                          --                36,768
   Class Y shares                                                                          --                     2
Payments for redemptions
   Class A shares                                                                 (20,594,746)          (12,144,027)
   Class B shares (Note 2)                                                        (16,351,141)           (4,709,042)
   Class C shares (Note 2)                                                           (521,047)             (189,638)
                                                                                     --------              --------
Increase (decrease) in net assets from capital share transactions                  50,556,501           268,563,592
                                                                                   ----------           -----------
Total increase (decrease) in net assets                                            18,583,497           264,650,626
Net assets at beginning of period (Note 1)                                        266,557,414             1,906,788**
                                                                                  -----------             ---------
Net assets at end of period                                                      $285,140,911          $266,557,414
                                                                                 ============          ============
Undistributed net investment income                                              $    137,724          $         --
                                                                                 ------------          ------------

 * When shares became publicly available.

** Initial capital of $2,000,000 was contributed on June 7, 2001. The Fund had a decrease in net assets resulting from operations of $93,212 during the period from June 7, 2001 to June 18, 2001 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Fundamental Value Fund

(Unaudited as to Nov. 30, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of U.S. companies. On June 7, 2001, American Express Financial Corporation (AEFC) invested $2,000,000 in the Fund which represented 394,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on June 18, 2001.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.73% to 0.60% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $16,326 for the six months ended Nov. 30, 2002. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, changing the maximum adjustment to 0.12% and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Subadvisory Agreement with Davis Advisors.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o        Class A $19.00

o        Class B $20.00

o        Class C $19.50

o        Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $545,422 for Class A, $52,823 for Class B and $3,151 for Class C for the six months ended Nov. 30, 2002.

For the six months ended Nov. 30, 2002, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.34% for Class A, 2.11% for Class B, 2.10% for Class C and 1.16% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until May 31, 2003. Under this agreement, total expenses will not exceed 1.35% for Class A, 2.11% for Class B, 2.11% for Class C and 1.17% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2002, the Fund's custodian and transfer agency fees were reduced by $1,321 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $141,076,916 and $94,909,011, respectively, for the six months ended Nov. 30, 2002. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended Nov. 30, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                       12,811,190         9,225,970          559,677                --
Issued for reinvested distributions                 4                --               --                --
Redeemed                                   (5,365,949)       (4,257,757)        (137,397)               --
                                           ----------        ----------         --------              ----
Net increase (decrease)                     7,445,245         4,968,213          422,280                --
                                            ---------         ---------          -------              ----

                                                            June 18, 2001* to May 31, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                       37,272,850        24,923,357        1,203,572             1,503
Issued for reinvested distributions             8,028                --               --                --
Redeemed                                   (2,726,476)       (1,059,892)         (42,458)               --
                                           ----------        ----------        ---------             -----
Net increase (decrease)                    34,554,402        23,863,465        1,161,114             1,503
                                           ----------        ----------        ---------             -----

* When shares became publicly available.

5. LENDING OF PORTFOLIO SECURITIES

As of Nov. 30, 2002, securities valued at $97,600 were on loan to brokers. For collateral, the Fund received $96,000 in cash. As of Nov. 30, 2002, due to fluctuating market conditions, the Fund was undercollateralized. However on Dec. 2, 2002, the Fund returned to an adequately collateralized position. Income from securities lending amounted to $7,920 for the six months ended Nov. 30, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2002.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $1,015,962 as of May 31, 2002 that will expire in 2010 and 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                          2002(j)        2001(b)
Net asset value, beginning of period                                                  $4.45          $4.77
Income from investment operations:
Net investment income (loss)                                                            .01             --
Net gains (losses) (both realized and unrealized)                                      (.53)          (.32)
Total from investment operations                                                       (.52)          (.32)
Net asset value, end of period                                                        $3.93          $4.45

Ratios/supplemental data
Net assets, end of period (in millions)                                                $167           $156
Ratio of expenses to average daily net assets(c),(e)                                  1.34%(d)       1.33%(d)
Ratio of net investment income (loss) to average daily net assets                      .42%(d)        .14%(d)
Portfolio turnover rate (excluding short-term securities)                               41%            22%
Total return(i)                                                                     (11.69%)(k)     (6.67%)(k)

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                          2002(j)        2001(b)
Net asset value, beginning of period                                                  $4.43          $4.77
Income from investment operations:
Net investment income (loss)                                                           (.01)          (.01)
Net gains (losses) (both realized and unrealized)                                      (.53)          (.33)
Total from investment operations                                                       (.54)          (.34)
Net asset value, end of period                                                        $3.89          $4.43

Ratios/supplemental data
Net assets, end of period (in millions)                                                $112           $106
Ratio of expenses to average daily net assets(c),(f)                                  2.11%(d)       2.10%(d)
Ratio of net investment income (loss) to average daily net assets                     (.34%)(d)      (.63%)(d)
Portfolio turnover rate (excluding short-term securities)                               41%            22%
Total return(i)                                                                     (12.19%)(k)     (7.13%)(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                          2002(j)           2001(b)
Net asset value, beginning of period                                                  $4.44             $4.77
Income from investment operations:
Net investment income (loss)                                                           (.01)             (.01)
Net gains (losses) (both realized and unrealized)                                      (.52)             (.32)
Total from investment operations                                                       (.53)             (.33)
Net asset value, end of period                                                        $3.91             $4.44

Ratios/supplemental data
Net assets, end of period (in millions)                                                  $6                $5
Ratio of expenses to average daily net assets(c),(g)                                  2.10%(d)          2.11%(d)
Ratio of net investment income (loss) to average daily net assets                     (.33%)(d)         (.64%)(d)
Portfolio turnover rate (excluding short-term securities)                               41%               22%
Total return(i)                                                                     (11.94%)(k)        (6.92%)(k)

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                          2002(j)           2001(b)
Net asset value, beginning of period                                                  $4.46             $4.77
Income from investment operations:
Net investment income (loss)                                                            .01               .01
Net gains (losses) (both realized and unrealized)                                      (.53)             (.32)
Total from investment operations                                                       (.52)             (.31)
Net asset value, end of period                                                        $3.94             $4.46

Ratios/supplemental data
Net assets, end of period (in millions)                                                 $--               $--
Ratio of expenses to average daily net assets(c),(h)                                  1.16%(d)          1.11%(d)
Ratio of net investment income (loss) to average daily net assets                      .61%(d)           .38%(d)
Portfolio turnover rate (excluding short-term securities)                               41%               22%
Total return(i)                                                                     (11.66%)(k)        (6.45%)(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 18, 2001 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.46% and 1.55% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.23% and 2.31% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.25% and 2.31% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.28% and 1.37% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Six months ended Nov. 30, 2002 (Unaudited).

(k)  Not annualized.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT

Results of Meeting of Shareholders

AXP PARTNERS FUNDAMENTAL VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                       Shares Voted "For"  Shares Withholding Authority to Vote
Arne H. Carlson          204,322,898.585               7,582,605.382
Philip J. Carroll, Jr.   204,772,753.925               7,132,750.042
Livio D. DeSimone        204,634,973.666               7,270,530.301
Barbara H. Fraser        204,925,569.353               6,979,934.614
Ira D. Hall              204,776,161.304               7,129,342.663
Heinz F. Hutter          204,320,490.026               7,585,013.941
Anne P. Jones            204,745,093.805               7,160,410.162
Stephen R. Lewis, Jr.    205,017,833.790               6,887,670.177
Alan G. Quasha           204,838,314.840               7,067,189.127
Stephen W. Roszell       204,983,236.203               6,922,267.764
Alan K. Simpson          203,946,798.956               7,958,705.011
Alison Taunton-Rigby     204,852,076.134               7,053,427.833
William F. Truscott      204,906,038.798               6,999,465.169

--------------------------------------------------------------------------------
24   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"  Shares Voted "Against"   Abstentions  Broker Non-Votes
  165,340,831.534       16,774,179.523      5,873,497.910  23,916,995.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"  Shares Voted "Against"   Abstentions  Broker Non-Votes
  36,495,460.102         3,581,563.586      1,848,122.116   9,127,885.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS FUNDAMENTAL VALUE FUND   --   2002 SEMIANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 *   Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.


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                                                                          (1/03)
AXP Partners Fundamental Value Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

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(logo)                                                                   (logo)
American                                                                AMERICAN
      Express(R)                                                      EXPRESS(R)
  Partners Funds
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This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc.
Member NASD. American Express Company is separate from American
Express Financial Advisors Inc. and is not a broker-dealer.

AMERICAN
  EXPRESS(R)

                                                                 S-6247 C (1/03)